NATIXIS FUNDS

Supplement dated March 4, 2013 to the Natixis Funds Statement of Additional Information dated February 1, 2013, as may be revised or supplemented from time to time, for the following funds:

Loomis Sayles Core Plus Bond Fund	Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Global Equity and Income Fund	Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Growth Fund	Loomis Sayles Mid Cap Growth Fund

Loomis Sayles High Income Fund	Loomis Sayles Strategic Income Fund

Loomis Sayles International Bond Fund	Loomis Sayles Value Fund

Effective immediately, the fourth paragraph in the sub-section “Systematic Withdrawal Plans (All Classes)” within the section “Shareholder Services” is hereby replaced with the following:

All shares under the Plan must be held in an open (uncertificated) account. Income dividends (except for Limited Term Government and Agency Fund) and capital gain distributions are reinvested (without a sales charge in the case of Class A shares) based upon the NAV determined as of the close of regular trading on the NYSE on the ex-dividend date. Ordinary income dividends for Limited Term Government and Agency Fund are reinvested monthly based upon the NAV determined as of the close of the NYSE on the last business day of the month.

Effective immediately, the first sentence of the second paragraph in the section “Distributions” is hereby replaced with the following:

Ordinary income dividends (except for Limited Term Government and Agency Fund) and capital gain distributions are reinvested based upon the NAV determined as of the close of the NYSE on the ex-dividend date for each dividend or distribution. Ordinary income dividends for Limited Term Government and Agency Fund are reinvested monthly based upon the NAV determined as of the close of the NYSE on the last business day of the month.